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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) - November 17, 2000


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                             000-29816                75-2816101
(State or other jurisdiction of                333-84743                51-0389776
        Incorporation)                  (Commission File Number)      (IRS Employer
                                                                    Identification No.)

                  13455 Noel Road, Suite 2000                  75240
                       Dallas, Texas                         (Zip Code)
            (Address of principal executive offices)

                                (972) 789-2700
             (Registrant's telephone number, including area code)

                                _______________

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Item 4.   Change in Registrant's Certifying Accountant.

     Triad Hospitals, Inc. (the "Company") and Triad Hospitals Holdings, Inc., a wholly owned subsidiary of the Company, are filing this report on Form 8-K to report a change in certifying accountants with the firm of PricewaterhouseCoopers LLP being replaced by Ernst & Young LLP effective November 17, 2000.

     (a) The following sets forth the information required by Item 304(a)(1) of Regulation S-K:

          (i) Effective November 17, 2000, the Company dismissed PricewaterhouseCoopers LLP as its principal accountant.

          (ii) The PricewaterhouseCoopers LLP report on the financial statements for the fiscal year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit or scope or accounting principles. The report of Ernst & Young LLP, the Company's previous certifying accountants, on the financial statements for the fiscal year ended December 31, 1998 also did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit or scope or accounting principles.

          (iii) The decision to change accountants was approved by the Audit and Compliance Committee of the Company's Board of Directors.

          (iv) For the Company's fiscal year ended December 31, 1999 and through November 17, 2000 preceding the dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting or practices, financial statement disclosure or auditing scope or procedure. For the fiscal year ended December 31, 1998 and through November 22, 1999 preceding the resignation of Ernst & Young LLP effective November 22, 1999, there were no disagreements with Ernst & Young LLP on any matter of accounting or practices, financial statement disclosure or auditing scope or procedure.

          (v) For the Company's two most recent fiscal years and subsequent interim periods, there have been no "reportable events" as listed in Item 304(a)(1)(v)(A-D) of Regulation S-K.

     (b) The Company has requested and received from PricewaterhouseCoopers LLP the letter required by Item 304(a)(3) of Regulation S-K. The letter is filed as
Exhibit 16.1 to this report, and states that PricewaterhouseCoopers LLP agrees with the statements described therein made by the Company in this report in response to Item 304(a)(1) of Regulation S-K.

     (c) The following sets forth the information required by Item 304(a)(2) of Regulation S-K:

                                       2
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          (i)   The Company has re-engaged Ernst & Young LLP as its principal accountant effective November 17, 2000. Ernst & Young LLP had been the Company's principal accountant prior to the resignation of Ernst & Young LLP and the engagement of PricewaterhouseCoopers LLP on November 22, 1999. In such capacity, Ernst & Young LLP audited the Company's financial statements for each of the two fiscal years ended December 31, 1998. The decision to re-engage Ernst & Young LLP was approved by the Audit and Compliance Committee of the Company's Board of Directors.

Item 7.   Exhibits.

     16.1  Letter regarding Change in Certifying Accountant.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.


                              By: /s/ Burke W. Whitman
                                  --------------------
                                  Burke W. Whitman
                                  Executive Vice President and
                                    Chief Financial Officer


Date: November 28, 2000

                              TRIAD HOSPITALS HOLDINGS, INC.


                              By: /s/ Burke W. Whitman
                                  --------------------
                                  Burke W. Whitman
                                  Executive Vice President and
                                    Chief Financial Officer


Date: November 28, 2000

                                       4
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
16.1           Letter regarding Change in Certifying Accountant

                                       5